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                                  PROMISSORY NOTE

$70,000.00                                               Englewood, Colorado
                                                            January __, 1997


   FOR VALUE RECEIVED, the undersigned, NAVIDEC, Inc., a Colorado corporation ("Borrower") promises to pay Trust Company of America FBO Michael Hendricks SEP IRA ("Note Holder"), the principal sum of Seventy Thousand Dollars ($70,000.00), with simple interest on the unpaid principal balance from the date hereof until paid, at the annual rate of 24 percent. Principal and interest shall be due and payable thirty days from the date of this Note at the offices of the borrower in Englewood, Colorado, or such other place as Note Holder may designate.

   In addition to principal and interest as set forth above, Borrower shall pay Note Holder the sum of $1,400 upon the due date hereof.

   Payments received for application to this Note shall be applied first to the payment to accrued interest, second to the payment of the $1,400 fee described in the foregoing paragraph, and the balance applied in reduction of the principal amount hereof.

   Borrower may prepay the principal amount outstanding under this Note, in whole or in part, at any time without penalty.

   Presentment, notice of dishonor, and protest are hereby waived by Borrower and all other makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of Borrower and all other makers, sureties, guarantors and endorsers, and their successors and assigns.

   (CAUTION: SIGN ORIGINAL NOTE ONLY/RETAIN COPY)

                                      NAVIDEC, Inc.


                                      By:
                                          ------------------------------
                                           Ralph Armijo, President


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Borrower's address:   14 Inverness Drive East.
                      Bldg. F, Suite 116
                      Englewood, CO 80112


   The obligations of the Borrower under this Note are jointly, severally and unconditionally guaranteed by Ralph Armijo and Patrick Mawhinney.



                                        ----------------------------------
                                         Ralph Armijo, individually




                                        ----------------------------------
                                         Patrick Mawhinney, individually



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